ANNUAL REPORT
MARCH 31, 2003

PRUDENTIAL
REAL ESTATE SECURITIES FUND

FUND TYPE
Stock

OBJECTIVE
High current income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

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Prudential Real Estate Securities Fund

Performance at a Glance

FUND OBJECTIVES
The Prudential Real Estate Securities Fund (the Fund) seeks high current income and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objectives.

    Cumulative Total Returns1                      As of 3/31/03

                                   One Year     Since Inception2
Class A                              2.27%          14.95%
Class B                              1.47           10.78
Class C                              1.47           10.78
Class Z                              2.52           16.43
S&P 500 Index3                     -24.75          -18.27
Wilshire REIT Index4                -3.27           30.41
Lipper Real Estate Funds Avg.5      -2.45           20.48

Average Annual Total Returns1                      As of 3/31/03

                                  One Year     Since Inception2
Class A                            -2.85%           1.81%
Class B                            -3.47            1.92
Class C                            -0.53            1.90
Class Z                             2.52            3.15
S&P 500 Index3                    -24.75           -4.02
Wilshire REIT Index4               -3.27            5.55
Lipper Real Estate Funds Avg.5     -2.45            3.78

Past performance is not indicative of future results.
Principal value and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception date: 5/5/98. 3The Standard &
Poor's 500 Composite Stock Price Index (S&P 500
Index) is

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                             www.prudential.com    (800) 225-1852

Annual Report    March 31, 2003

an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how stock prices in the United States have performed. 4The Wilshire
REIT Index is a market capitalization-weighted index comprising publicly-traded REITs. 5The Lipper Real
Estate Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Real Estate Funds category. Funds in the
Lipper Average invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Investors cannot invest directly in an index. The returns for the S&P 500 Index, the Wilshire REIT Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses but not sales charges or taxes.

Portfolio Composition

Expressed as a percentage of net assets
as of 3/31/03.

    16.5%   Multi-Family
    16.0    Office
    15.6    Retail-Malls
    13.2    Diversified
    10.7    Retail-Shopping Centers
     7.2    Self-Storage Facilities
     6.7    Lodging
     6.3    Warehouse
     5.3    Mortgage REIT
     1.3    Other
     1.2    Cash & Equivalents

Portfolio composition is subject to change.

Five Largest Holdings
Expressed as a percentage of net assets
as of 3/31/03.

    7.4%   Rouse Co.
           Diversified
    6.9    Kimco Realty Corp.
           Retail-Shopping Centers
    6.7    Simon Property Group, Inc.
           Retail-Malls
    6.3    General Growth Properties, Inc.
           Retail-Malls
    5.7    Boston Properties, Inc.
           Office

Holdings are subject to change.
                                         1

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PRUDENTIAL FINANCIAL (LOGO)           May 15, 2003

DEAR SHAREHOLDER,
The Prudential Real Estate Securities Fund had a modest positive return over its fiscal year ended
March 31, 2003, in contrast to the negative performance of its benchmark, the Wilshire REIT Index
(the Wilshire). The Lipper Real Estate Funds Average was close to the Wilshire return. In the following report, the Fund's adviser describes the investment strategy that led to its strong relative performance.

In March 2003 I was named president of the Prudential
Real Estate Securities Fund. I am pleased to lead an organization aimed at offering a high-quality product in an asset class that provides diversification to both stock and bond investors. We appreciate your continued confidence in Prudential mutual funds.

Sincerely,


Judy A. Rice, President
Prudential Real Estate Securities Fund

2

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Prudential Real Estate Securities Fund

Annual Report    March 31, 2003

Investment Adviser's Report

SLOW ECONOMIC RECOVERY AND FALLING INTEREST RATES
During the Fund's reporting period, investors became increasingly concerned about the pace of economic recovery. This contributed to a dramatic fall in stock prices and a sharp increase in bond prices, as interest rates fell from already low levels. The performance of real estate securities overall was between that of stocks and bonds. The impact of capital losses in the sector was mitigated by the high dividend yields on real estate investment trusts
(REITs).

Within the real estate sector, the economic environment largely determined which subsectors rose and which fell. Low interest rates continued to drive a strong housing market. Demand for rental units was weakened by the attractiveness of home ownership and by continued weakness in the job market. Low interest rates fueled home refinancings, placing additional cash in consumers' hands. Relatively strong consumer spending kept mall and retail space in demand, while sectors of the real estate market that reflect the broader economy--lodging and office space--declined.

The Fund's modest gain translated into a substantial margin over the Wilshire's negative return. The
Fund's performance benefited from its overweight in retail malls and underweight in office space as compared with the Wilshire. The Fund also had a position in mortgage REITs, companies such as Anworth
Mortgage Asset and Apex Mortgage Capital that invest primarily in mortgage securities, not directly in properties. Mortgage REITs are not represented in the Wilshire, and their substantial gains contributed to the Fund's strong performance. We sold both and took our profits by period-end.

RETAIL SPACE was strong
Consumer spending was the primary factor in mall property performance, but lower interest rates helped mall owners in more direct ways as well. Like

3

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Prudential Real Estate Securities Fund

Annual Report    March 31, 2003

homeowners, mall companies could refinance long-term debt at lower rates. Moreover, low interest rates encouraged them to make debt-funded acquisitions.
Higher leverage and additional properties contributed to earnings growth for some.

Companies owning regional malls fared best of the retail space subsectors. Occupancy rates were near
97% because of the limited supply of new space.
General Growth Properties, Simon Property Group, and
Rouse (see Comments on Largest Holdings for all three) contributed substantially to the Fund's return. We think non-mall retail is a stagnant business that is overvalued because investors view it as low-risk.
Our underweight detracted modestly from the Fund's relative performance as local retail shopping centers outperformed many other real estate subsectors during this reporting period. Kimco Realty (see Comments on Largest Holdings) made the largest contribution to return in this group. Kimco's shares fell early in our reporting period, in what we believe was an overreaction to the bankruptcy of Kmart, a significant tenant. This overreaction corrected during the period, and Kimco received an additional boost when it announced that it would earn consulting fees for helping Kmart sell or lease its store locations. Its shares rebounded to a strong net gain.

THE LODGING SUBSECTOR WAS POOR
Corporations have been focused on cutting costs, and travel expenses were prominent targets. Managements encouraged employees to make online discount reservations and concentrated their corporate relationships with a few large hotel chains in order to negotiate more favorable rates. This helped larger hotel chains take market share from small- and medium-size hotels. A decline in long-distance tourism also pinched hotel profits. The Fund was hurt by its overweight in the sector, but it avoided many of the worst performers.

4

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                           www.prudential.com     (800) 225-1852

Annual Report    March 31, 2003

OFFICE RENTALS WERE WEAK
In addition to higher vacancy rates, office properties were hurt by the rising cost of capital improvements, which often were necessary to retain tenants in the competitive market. In fact, operating profits may have been worse than they appeared to be because they included income from lease termination fees. Higher property taxes, insurance, and utility costs also squeezed office property margins.

The Fund's comparative performance benefited from a considerable underweight in the office sector. The
Fund's largest position was Boston Properties (see
Comments on Largest Holdings), which had a positive return over the reporting period. It owns primarily
Class A office buildings in markets whose limited open space creates high barriers to entry, such as midtown Manhattan, Washington D.C., and San
Francisco. In contrast, Reckson Associates Realty had several tenants who faced bankruptcy or other financial difficulties. The impact from these tenants was greater than the reserves that had been allowed for such problems, and Reckson shares fell sharply.

THE APARTMENT SUBSECTOR WAS WORSE
The Fund also benefited from a substantial underweight in multi-family dwellings. Low interest rates, an oversupply in condominiums, and continued robust construction sharpened the competitive environment, while the weak job market softened demand. Managers of apartment buildings also faced health-related mold claims. The Fund's holdings declined more than average, hurting its performance relative to the Wilshire. Apartment Investment and Management Company detracted most from the Fund's relative performance.

WE SELECTED THE RIGHT WAREHOUSE STOCKS
In general, the warehouse business is improving.
The Fund's two significant positions in warehouse firms--AMB Property (sold during the period) and ProLogis--were among the strongest performers in the subsector, contributing significant gains to the Fund's return.

                                            5

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Prudential Real Estate Securities Fund

Annual Report    March 31, 2003

LOOKING AHEAD
We currently prefer companies that have relatively strong balance sheets and sufficient cash flow to cover their dividends securely. In addition, we look for companies that are likely to fund share repurchase programs when it is inadvisable to make acquisitions or begin new developments. We believe investors will continue to focus on the real estate sector's positive returns, yield-oriented investments, and hard assets. Notwithstanding current weak real estate fundamentals, we believe that opportunities in the real estate sector are competitive with returns available in the broad market, assuming continuation of the anemic economic recovery.

Prudential Real Estate Securities Fund Management Team

------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

6

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                         www.prudential.com    (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 3/31/03
----------------------------------------------------

7.4% Rouse Co./Diversified
     The Rouse Company is a diversified owner of real estate. The majority of its assets are upscale regional malls. In addition to its high-quality mall portfolio, its primary attraction is its profitable community development program, including a project in Summerlin, Nevada (acquired from the Howard Hughes estate) and its flagship Columbia, Maryland project.

6.9% Kimco Realty Corp./Retail-Shopping Centers
     Kimco Realty is the leading REIT specializing in neighborhood shopping centers, with a conservative but active management style that has made it one of the most disciplined and profitable companies in the business. Kimco's expertise is in the management, leasing, development, and acquisition of community and neighborhood shopping centers. It is the pre-eminent niche buyer of distressed non-mall retail real estate.

6.7% Simon Property Group, Inc./Retail-Malls
     Simon Property Group is the largest owner of regional shopping malls in the United States. Its more than 250 properties include The Forum Shops at Caesars in
     Las Vegas and the largest shopping mall in the country, the Mall of America in Minnesota. January retail sales were respectable and mall owners are reporting no slowdown in retailers' expansion.
     We believe Simon is an attractively-valued company in a good sector.

6.3% General Growth Properties, Inc./Retail-Malls
     General Growth Properties is the second-largest owner/operator of malls in the United States.
     In the third quarter of 2002, it acquired
     JP Realty, a retail property development and management company in the Western United States, adding 18 regional malls to its portfolio. We like the regional mall sector and consider General Growth to be the most disciplined buyer and best operator.

5.7% Boston Properties, Inc./Office
     Boston Properties owns and operates a diverse portfolio of Class A office, industrial, and hotel properties. We like its concentrated, high-quality office portfolio, which we believe will hold up in an office sector downturn. In our view, Boston
     Properties is the best operator in the office sector, a very disciplined developer.

Holdings are subject to change.

                                                     7

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       Prudential Real Estate Securities Fund
             Portfolio of Investments as of March 31, 2003

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.8%
Common Stocks
-------------------------------------------------------------------------------------
Diversified  13.2%
   14,600    Alexander's, Inc.(b)                                    $      932,210
   50,000    Newcastle Investment Holdings Corp.(a)                         965,150
   89,500    Rouse Co.                                                    3,092,225
    8,000    Unibail                                                        511,555
                                                                     --------------
                                                                          5,501,140
-------------------------------------------------------------------------------------
Healthcare Facilities  1.0%
   12,400    Health Care Property Investors, Inc.                           413,540
-------------------------------------------------------------------------------------
Lodging  6.7%
   65,600    Cendant Corp.(b)                                               833,120
  226,900    Host Marriott Corp.(b)                                       1,570,148
   85,552    Interstate Hotels & Resorts, Inc.(b)                           380,706
                                                                     --------------
                                                                          2,783,974
-------------------------------------------------------------------------------------
Mortgage  5.3%
   11,600    Capital Trust (Class A)                                         66,700
   28,950    iStar Financial, Inc.                                          844,472
   73,000    MFA Mortgage Investments, Inc.                                 631,450
   30,300    RAIT Investment Trust                                          685,992
                                                                     --------------
                                                                          2,228,614
-------------------------------------------------------------------------------------
Multi-Family  16.5%
   56,800    Apartment Investment & Management Co. (Class A)              2,072,064
   64,000    Avalonbay Communities, Inc.                                  2,361,600
   35,300    Camden Property Trust                                        1,143,720
   36,300    Sun Communities, Inc.                                        1,299,540
                                                                     --------------
                                                                          6,876,924
-------------------------------------------------------------------------------------
Office  16.0%
   87,900    Arden Realty, Inc.                                           1,993,572
   63,000    Boston Properties, Inc.                                      2,387,700
   34,100    Liberty Property Trust                                       1,067,330
   63,800    Reckson Associates Realty Corp.                              1,199,440
                                                                     --------------
                                                                          6,648,042
-------------------------------------------------------------------------------------
Real Estate Service Company  0.3%
   11,400    Central Parking Corp.                                          114,000

    8                                      See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Portfolio of Investments as of March 31, 2003 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Retail-Malls  15.6%
   48,900    General Growth Properties, Inc.                         $    2,638,155
   33,600    The Macerich Co.                                             1,064,448
   78,500    Simon Property Group, Inc.                                   2,812,655
                                                                     --------------
                                                                          6,515,258
-------------------------------------------------------------------------------------
Retail-Shopping Centers  10.7%
   14,100    Acadia Realty Trust                                            113,082
   39,500    Chelsea Property Group, Inc.                                 1,471,375
   81,400    Kimco Realty Corp.                                           2,858,768
                                                                     --------------
                                                                          4,443,225
-------------------------------------------------------------------------------------
Self-Storage Facilities  7.2%
   77,700    Public Storage, Inc.                                         2,354,310
   21,200    Shurgard Storage Centers, Inc. (Class A)                       658,260
                                                                     --------------
                                                                          3,012,570
-------------------------------------------------------------------------------------
Warehouse  6.3%
   81,600    ProLogis Trust                                               2,066,112
   19,400    PS Business Parks, Inc.                                        577,150
                                                                     --------------
                                                                          2,643,262
                                                                     --------------
             Total long-term investments (cost $40,296,725)              41,180,549
                                                                     --------------
SHORT-TERM INVESTMENT  1.9%
Principal
Amount
(000)
-----------------------------------------------------------------------------------
Repurchase Agreement
     $771    State Street Bank & Trust Co. Repurchase Agreement,
              dated 3/31/03, 0.05%, due 4/1/03(c)
              (cost $771,000)                                               771,000
                                                                     --------------
             Total Investments  100.7%
              (cost $41,067,725; Note 5)                                 41,951,549
             Liabilities in excess of other assets  (0.7%)                 (280,242)
                                                                     --------------
             Net Assets  100%                                        $   41,671,307
                                                                     --------------
                                                                     --------------

------------------------------
(a) Fair-valued security. (Note 1)
(b) Non-income producing security.
(c) Repurchase price of $771,001. Collateralized by $530,000 U.S. Treasury Bonds with a rate of 8.875%, maturity date of 2/15/19, and aggregate market value, including accrued interest, of $789,038.

    See Notes to Financial Statements                                      9

       Prudential Real Estate Securities Fund
             Statement of Assets and Liabilities

                                                                  March 31, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $41,067,725)                           $ 41,951,549
Cash                                                                      2,820
Dividends and interest receivable                                       215,275
Receivable for investments sold                                         166,014
Receivable for Fund shares sold                                          14,430
Deferred organization expenses and other assets                           2,763
                                                                ------------------
      Total assets                                                   42,352,851
                                                                ------------------
LIABILITIES
Payable for Fund shares reacquired                                      367,948
Accrued expenses                                                        207,559
Payable for investments purchased                                        52,640
Distribution fee payable                                                 26,707
Management fee payable                                                   26,690
                                                                ------------------
      Total liabilities                                                 681,544
                                                                ------------------
NET ASSETS                                                         $ 41,671,307
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $      4,241
   Paid-in capital in excess of par                                  66,053,618
                                                                ------------------
                                                                     66,057,859
   Undistributed net investment income                                  159,575
   Accumulated net realized loss on investments                     (25,429,951)
   Net unrealized appreciation on investments                           883,824
                                                                ------------------
Net assets, March 31, 2003                                         $ 41,671,307
                                                                ------------------
                                                                ------------------

    10                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  March 31, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($11,073,185 / 1,125,546 shares of beneficial interest
      issued and outstanding)                                             $9.84
   Maximum sales charge (5% of offering price)                              .52
                                                                ------------------
   Maximum offering price to public                                      $10.36
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($25,071,954 / 2,553,295 shares of beneficial interest
      issued and outstanding)                                             $9.82
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($3,642,372 / 370,937 shares of beneficial interest
      issued and outstanding)                                             $9.82
   Sales charge (1% of offering price)                                      .10
                                                                ------------------
   Offering price to public                                               $9.92
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,883,796 / 191,280 shares of beneficial
      interest issued and outstanding)                                    $9.85
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     11

       Prudential Real Estate Securities Fund
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                  March 31, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $8,920)          $  2,076,992
   Interest                                                               4,144
                                                                ------------------
      Total income                                                    2,081,136
                                                                ------------------
Expenses
   Management fee                                                       328,621
   Distribution fee--Class A                                             28,120
   Distribution fee--Class B                                            269,552
   Distribution fee--Class C                                             38,909
   Custodian's fees and expenses                                        100,000
   Transfer agent's fees and expenses                                    78,000
   Reports to shareholders                                               55,000
   Registration fees                                                     29,000
   Audit fee                                                             27,000
   Legal fees and expenses                                               27,000
   Amortization of organizational expense                                21,816
   Trustees' fees                                                         8,000
   Miscellaneous                                                            956
                                                                ------------------
      Total expenses                                                  1,011,974
                                                                ------------------
Net investment income                                                 1,069,162
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            3,070,498
   Foreign currency transactions                                         (3,322)
                                                                ------------------
                                                                      3,067,176
                                                                ------------------
Net change in unrealized appreciation on investments                 (3,681,292)
                                                                ------------------
Net loss on investments                                                (614,116)
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    455,046
                                                                ------------------
                                                                ------------------

    12                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Statement of Changes in Net Assets

                                                       Year Ended March 31,
                                               ------------------------------------
                                                      2003                2002
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                          $  1,069,162        $  1,326,936
   Net realized gain on investments and
      foreign currency transactions                  3,067,176           6,944,530
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                            (3,681,292)           (641,144)
                                               ------------------    --------------
   Net increase in net assets resulting from
      operations                                       455,046           7,630,322
                                               ------------------    --------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (398,589)           (474,118)
      Class B                                         (751,391)           (856,458)
      Class C                                         (106,366)           (135,407)
      Class Z                                          (61,045)            (39,481)
                                               ------------------    --------------
                                                    (1,317,391)         (1,505,464)
                                               ------------------    --------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                    18,911,306           5,875,279
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  1,117,048           1,227,628
   Cost of shares reacquired                       (22,372,903)        (17,365,832)
                                               ------------------    --------------
   Net decrease in net assets from Fund
      share transactions                            (2,344,549)        (10,262,925)
                                               ------------------    --------------
Total decrease                                      (3,206,894)         (4,138,067)
NET ASSETS
Beginning of year                                   44,878,201          49,016,268
                                               ------------------    --------------
End of year(a)                                    $ 41,671,307        $ 44,878,201
                                               ------------------    --------------
                                               ------------------    --------------
------------------------------
(a) Includes undistributed net investment
    income of:                                    $    159,575        $    389,310
                                               ------------------    --------------

    See Notes to Financial Statements                                     13

       Prudential Real Estate Securities Fund
             Notes to Financial Statements

      Prudential Real Estate Securities Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a nondiversified, open-end, management investment company. The Fund was established as a Delaware business trust on October 24, 1997. The Fund commenced investment operations on May 5, 1998. The investment objective of the Fund is high current income and long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of real estate companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
Nasdaq are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadviser, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker (if available, otherwise a principal market maker or a primary market dealer). Securities for which reliable market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or valuation methodology, or provides a valuation methodology that, in the judgment of the Manager or subadviser, does not represent fair value, are valued at fair value by a Valuation Committee appointed by the Board of Trustees, in consultation with the Manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of collateral is marked to market on a daily basis to maintain adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund invests in real estate investment trusts ('REITS'), which report information on the source of their distributions annually. A portion of distributions received from REITS during the period is estimated to be capital gain and a portion is estimated to be return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of distributions is disclosed by the REITS. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income quarterly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in-capital when they arise.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

      Organization Expenses:    Organization costs of approximately $108,700 are
being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has a subadvisory agreement with Wellington Management Company, LLP ('Wellington' or 'subadviser'). The subadvisory agreement provides that Wellington furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Wellington is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all
                                                                          15

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

investment advisory services pursuant to the management agreement and supervises Wellington's performance of such services. PI pays for the services of Wellington, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% on the average daily net assets of the Class A shares.

      PIMS has advised the Fund that it received approximately $26,400 and $4,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended March 31, 2003. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended March 31, 2003, it received approximately $99,100 and $1,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended March 31, 2003, the amount of the commitment was $500 million from March 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

during the year ended March 31, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended March 31, 2003, the Fund incurred fees of approximately $61,000 for the services of PMFS. As of March 31, 2003, approximately $5,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $11,100 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $10,400 for the year ended March 31, 2003. As of March 31, 2003, approximately $900 of such fees were due to PSI. These amounts are included in the transfer agent's fees and expenses in the Statement of Operations.

      For the year ended March 31, 2003, Wexford Clearing Services Corporation, a wholly-owned subsidiary of PSI, an indirect, wholly-owned subsidiary of Prudential, earned approximately $1,200 in brokerage commissions on behalf of certain portfolio transactions executed by the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2003 aggregated $39,803,534 and $41,748,139, respectively.

Note 5. Distributions and Tax Information
In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain(loss) on investments. For the year ended March 31, 2003, the adjustments were to increase undistributed net investment income by $18,494, decrease paid-in-capital in excess of par by $21,816 and decrease net realized loss on investments by $3,322 for foreign currencies and certain expenses not deductible for tax
                                                                          17

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

purposes. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended March 31, 2003, the tax character of distributions paid by the Fund was $1,317,391 from ordinary income. For the year ended March 31, 2002, the tax character of distributions paid by the Fund was $1,505,464 from ordinary income.

      As of March 31, 2003, the Fund had undistributed ordinary income on a tax basis of $159,575. As of March 31, 2002, the Fund had undistributed ordinary income on a tax basis of $389,310.

      For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2003, of approximately $25,257,000 of which $1,956,000 expires in 2007, $21,157,000 expires in 2008 and $2,144,000 expires in 2009.
Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of March 31, 2003 were as follows:

                                                         Net Unrealized
   Tax Basis        Appreciation       Depreciation       Appreciation
---------------   ----------------   ----------------   ----------------
  $41,240,307        $3,072,027        $(2,360,785)         $711,242

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Certain investors who purchase $1 million or more of Class A shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who are qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  -----------    -----------
Year ended March 31, 2003:
Shares sold                                                       720,377    $ 7,051,194
Shares issued in reinvestment of dividends                         35,963        346,610
Shares reacquired                                                (784,287)    (7,543,928)
                                                              -----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                      (27,947)      (146,124)
Shares issued upon conversion from Class B                         27,626        274,022
                                                              -----------    -----------
Net increase (decrease) in shares outstanding                        (321)   $   127,898
                                                              -----------    -----------
                                                              -----------    -----------
Year ended March 31, 2002:
Shares sold                                                       148,815    $ 1,391,039
Shares issued in reinvestment of dividends                         41,283        368,547
Shares reacquired                                                (817,929)    (7,475,297)
                                                              -----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (627,831)    (5,715,711)
Shares issued upon conversion from Class B                         19,523        180,357
                                                              -----------    -----------
Net increase (decrease) in shares outstanding                    (608,308)   $(5,535,354)
                                                              -----------    -----------
                                                              -----------    -----------
Class B
------------------------------------------------------------
Year ended March 31, 2003:
Shares sold                                                       728,086    $ 7,188,231
Shares issued in reinvestment of dividends                         63,891        616,151
Shares reacquired                                              (1,061,355)   (10,341,123)
                                                              -----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (269,378)    (2,536,741)
Shares reacquired upon conversion into Class A                    (27,665)      (274,022)
                                                              -----------    -----------
Net increase (decrease) in shares outstanding                    (297,043)   $(2,810,763)
                                                              -----------    -----------
                                                              -----------    -----------
Year ended March 31, 2002:
Shares sold                                                       296,967    $ 2,728,285
Shares issued in reinvestment of dividends                         78,610        701,977
Shares reacquired                                                (741,346)    (6,761,916)
                                                              -----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (365,769)    (3,331,654)
Shares reacquired upon conversion into Class A                    (19,560)      (180,357)
                                                              -----------    -----------
Net increase (decrease) in shares outstanding                    (385,329)   $(3,512,011)
                                                              -----------    -----------
                                                              -----------    -----------
Class C
------------------------------------------------------------
Year ended March 31, 2003:
Shares sold                                                       135,638    $ 1,326,702
Shares issued in reinvestment of dividends                         10,007         96,488
Shares reacquired                                                (188,554)    (1,823,267)
                                                              -----------    -----------
Net increase (decrease) in shares outstanding                     (42,909)   $  (400,077)
                                                              -----------    -----------
                                                              -----------    -----------

                                                                          19

       Prudential Real Estate Securities Fund
             Notes to Financial Statements Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  -----------    -----------
Year ended March 31, 2002:
Shares sold                                                       118,140    $ 1,068,075
Shares issued in reinvestment of dividends                         13,533        120,788
Shares reacquired                                                (264,436)    (2,408,571)
                                                              -----------    -----------
Net increase (decrease) in shares outstanding                    (132,763)   $(1,219,708)
                                                              -----------    -----------
                                                              -----------    -----------
Class Z
------------------------------------------------------------
Year ended March 31, 2003:
Shares sold                                                       343,421    $ 3,345,179
Shares issued in reinvestment of dividends                          6,049         57,799
Shares reacquired                                                (276,329)    (2,664,585)
                                                              -----------    -----------
Net increase (decrease) in shares outstanding                      73,141    $   738,393
                                                              -----------    -----------
                                                              -----------    -----------
Year ended March 31, 2002:
Shares sold                                                        73,831    $   687,880
Shares issued in reinvestment of dividends                          4,070         36,316
Shares reacquired                                                 (79,643)      (720,048)
                                                              -----------    -----------
Net increase (decrease) in shares outstanding                      (1,742)   $     4,148
                                                              -----------    -----------
                                                              -----------    -----------

Note 7. Dividends
On April 21, 2003 the Board of Trustees of the Fund declared the following dividends per share, payable on April 22, 2003 to shareholders of record on April 21, 2003.

                                                     Class B
                                    Class A           and C           Class Z
                                    -------       -------------       -------
               Ordinary Income      $0.071           $ 0.052          $ 0.076

                                                        ANNUAL REPORT
                                                        MARCH 31, 2003


            PRUDENTIAL
            REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential Real Estate Securities Fund
             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                       Year
                                                                      Ended
                                                                  March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   9.97
                                                                     --------
Income from investment operations
Net investment income                                                     .29(e)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.08)
                                                                     --------
      Total from investment operations                                    .21
                                                                     --------
Less distributions:
Dividends from net investment income                                     (.34)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --
                                                                     --------
      Total distributions                                                (.34)
                                                                     --------
Net asset value, end of period                                       $   9.84
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         2.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 11,073
Average net assets (000)                                             $ 11,248
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(g)                                                            1.79%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.54%
   Net investment income                                                 2.97%
For Class A, B, C and Z shares:
Portfolio turnover(f)                                                      92%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Based on average shares outstanding during the year.
(f) Portfolio turnover for periods of less than one full year is not annualized.
(g) The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

    22                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Financial Highlights Cont'd.

                                      Class A
-----------------------------------------------------------------------------------
                                                               May 5, 1998(a)
                   Year Ended March 31,                           Through
----------------------------------------------------------       March 31,
      2002                 2001                 2000                1999
-----------------------------------------------------------------------------------
    $   8.71             $   7.79             $   7.46            $  10.00
    --------             --------             --------         --------------
         .31(e)               .28(e)               .15(e)              .27
        1.30                  .82                  .42               (2.60)
    --------             --------             --------         --------------
        1.61                 1.10                  .57               (2.33)
    --------             --------             --------         --------------
        (.35)                (.18)                (.21)               (.21)
          --                   --                   --(d)               --
          --                   --                 (.03)                 --
    --------             --------             --------         --------------
        (.35)                (.18)                (.24)               (.21)
    --------             --------             --------         --------------
    $   9.97             $   8.71             $   7.79            $   7.46
    --------             --------             --------         --------------
    --------             --------             --------         --------------
       19.00%               14.28%                7.74%             (23.29)%
    $ 11,225             $ 15,103             $ 16,545            $ 22,465
    $ 12,433             $ 16,271             $ 19,631            $ 31,941
        1.93%                1.87%                1.70%               1.56%(c)
        1.68%                1.62%                1.45%               1.31%(c)
        3.43%                3.27%                1.93%               3.47%(c)
         110%                  62%                  54%                122%

    See Notes to Financial Statements                                     23

       Prudential Real Estate Securities Fund
             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                       Year
                                                                      Ended
                                                                  March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   9.95
                                                                     --------
Income from investment operations
Net investment income                                                     .22(e)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.08)
                                                                     --------
      Total from investment operations                                    .14
                                                                     --------
Less distributions
Dividends from net investment income                                     (.27)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --
                                                                     --------
      Total distributions                                                (.27)
                                                                     --------
Net asset value, end of period                                       $   9.82
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         1.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 25,072
Average net assets (000)                                             $ 26,955
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.54%
   Net investment income                                                 2.20%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Based on average shares outstanding during the year.

    24                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Financial Highlights Cont'd.

                                      Class B
-----------------------------------------------------------------------------------
                                                               May 5, 1998(a)
                   Year Ended March 31,                           Through
----------------------------------------------------------       March 31,
      2002                 2001                 2000                1999
-----------------------------------------------------------------------------------
    $   8.69             $   7.78             $   7.45            $  10.00
    --------             --------             --------         --------------
         .24(e)               .21(e)               .09(e)              .20
        1.30                  .82                  .42               (2.58)
    --------             --------             --------         --------------
        1.54                 1.03                  .51               (2.38)
    --------             --------             --------         --------------
        (.28)                (.12)                (.15)               (.17)
          --                   --                   --(d)               --
          --                   --                 (.03)                 --
    --------             --------             --------         --------------
        (.28)                (.12)                (.18)               (.17)
    --------             --------             --------         --------------
    $   9.95             $   8.69             $   7.78            $   7.45
    --------             --------             --------         --------------
    --------             --------             --------         --------------
       18.14%               13.35%                6.96%             (23.78)%
    $ 28,357             $ 28,118             $ 33,616            $ 54,845
    $ 27,939             $ 30,747             $ 47,271            $ 72,034
        2.68%                2.62%                2.45%               2.31%(c)
        1.68%                1.62%                1.45%               1.31%(c)
        2.67%                2.49%                1.16%               2.70%(c)

    See Notes to Financial Statements                                     25

       Prudential Real Estate Securities Fund
             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                       Year
                                                                      Ended
                                                                  March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 9.95
                                                                     -------
Income from investment operations
Net investment income                                                    .22(e)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (.08)
                                                                     -------
      Total from investment operations                                   .14
                                                                     -------
Less distributions
Dividends from net investment income                                    (.27)
Distributions in excess of net investment income                          --
Tax return of capital distributions                                       --
                                                                     -------
      Total distributions                                               (.27)
                                                                     -------
Net asset value, end of period                                        $ 9.82
                                                                     -------
                                                                     -------
TOTAL RETURN(b):                                                        1.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $3,642
Average net assets (000)                                              $3,891
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.54%
   Net investment income                                                2.24%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Based on average shares outstanding during the year.

    26                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Financial Highlights Cont'd.

                                      Class C
-----------------------------------------------------------------------------------
                                                               May 5, 1998(a)
                   Year Ended March 31,                           Through
----------------------------------------------------------       March 31,
      2002                 2001                 2000                1999
-----------------------------------------------------------------------------------
     $ 8.69               $ 7.78               $ 7.45             $  10.00
    -------              -------              -------          --------------
        .25(e)               .21(e)               .09(e)               .20
       1.29                  .82                  .42                (2.58)
    -------              -------              -------          --------------
       1.54                 1.03                  .51                (2.38)
    -------              -------              -------          --------------
       (.28)                (.12)                (.15)                (.17)
         --                   --                   --(d)                --
         --                   --                 (.03)                  --
    -------              -------              -------          --------------
       (.28)                (.12)                (.18)                (.17)
    -------              -------              -------          --------------
     $ 9.95               $ 8.69               $ 7.78             $   7.45
    -------              -------              -------          --------------
    -------              -------              -------          --------------
      18.14%               13.35%                6.96%              (23.78)%
     $4,117               $4,750               $5,162             $  9,883
     $4,390               $5,096               $8,215             $ 13,672
       2.68%                2.62%                2.45%                2.31%(c)
       1.68%                1.62%                1.45%                1.31%(c)
       2.72%                2.52%                1.12%                2.71%(c)

    See Notes to Financial Statements                                     27

       Prudential Real Estate Securities Fund
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                       Year
                                                                      Ended
                                                                  March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 9.98
                                                                     -------
Income from investment operations
Net investment income                                                    .31(e)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (.07)
                                                                     -------
      Total from investment operations                                   .24
                                                                     -------
Less distributions
Dividends from net investment income                                    (.37)
Distributions in excess of net investment income                          --
Tax return of capital distributions                                       --
                                                                     -------
      Total distributions                                               (.37)
                                                                     -------
Net asset value, end of period                                        $ 9.85
                                                                     -------
                                                                     -------
TOTAL RETURN(b):                                                        2.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $1,884
Average net assets (000)                                              $1,722
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.54%
   Net investment income                                                3.17%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Based on average shares outstanding during the year.

    28                                     See Notes to Financial Statements

       Prudential Real Estate Securities Fund
             Financial Highlights Cont'd.

                                      Class Z
-----------------------------------------------------------------------------------
                                                               May 5, 1998(a)
                   Year Ended March 31,                           Through
----------------------------------------------------------       March 31,
      2002                 2001                 2000                1999
-----------------------------------------------------------------------------------
     $ 8.72               $ 7.80               $ 7.47              $10.00
    -------              -------              -------             -------
        .33(e)               .29(e)               .18(e)              .29
       1.30                  .83                  .41               (2.59)
    -------              -------              -------             -------
       1.63                 1.12                  .59               (2.30)
    -------              -------              -------             -------
       (.37)                (.20)                (.23)               (.23)
         --                   --                   --(d)               --
         --                   --                 (.03)                 --
    -------              -------              -------             -------
       (.37)                (.20)                (.26)               (.23)
    -------              -------              -------             -------
     $ 9.98               $ 8.72               $ 7.80              $ 7.47
    -------              -------              -------             -------
    -------              -------              -------             -------
      19.29%               14.54%                8.02%             (23.05)%
     $1,179               $1,045               $1,746              $1,530
     $  988               $1,376               $1,482              $2,894
       1.68%                1.62%                1.45%               1.31%(c)
       1.68%                1.62%                1.45%               1.31%(c)
       3.70%                3.43%                2.32%               3.76%(c)

    See Notes to Financial Statements                                     29

       Prudential Real Estate Securities Fund
             Report of Independent Accountants

The Shareholders and Board of Trustees of
Prudential Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Real Estate Securities Fund (the 'Fund') at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
May 15, 2003

       Prudential Real Estate Securities Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2003) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended March 31, 2003, dividends were paid of $.344, $.268, $.268 and $.368 per share (representing net investment income for Class A, B, C and Z shares respectively), which are taxable as ordinary income.

      We wish to advise you that the corporate dividends received deduction for the Fund is 21%. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2003, you were advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2002.
                                                                          31

         Prudential Real Estate Securities Fund
                                       www.prudential.com   (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

      Independent Trustees1

                                                                                Term of Office***
                                                            Position              and Length of
                       Name, Address** and Age              With Fund              Time Served
                       ---------------------------------------------------------------------------
                       Delayne Dedrick Gold (64)            Trustee                 since 1997

                       Robert E. La Blanc (69)              Trustee                 since 2001

                       Robin B. Smith (63)                  Trustee                 since 1997
                                                                                                     Number of
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                 During Past Five Years                 Trustee
                       ------------------------------------------------------------------------------------------
                       Delayne Dedrick Gold (64)        Marketing Consultant (1982-present);            88
                                                        formerly Senior Vice President and
                                                        Member of the Board of Directors,
                                                        Prudential Bache Securities, Inc.

                       Robert E. La Blanc (69)          President (since 1981) of Robert E.             77
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers
                                                        and Vice-Chairman of Continental
                                                        Telecom; Trustee of Manhattan
                                                        College.

                       Robin B. Smith (63)              Chairman of the Board (since January            69
                                                        2003) of Publishers Clearing House
                                                        (direct marketing), formerly Chairman
                                                        and Chief Executive Officer (August
                                                        1996-January 2003) of Publishers
                                                        Clearing House.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -----------------------------------------------------------
                       Delayne Dedrick Gold (64)                     --

                       Robert E. La Blanc (69)          Director of Storage
                                                        Technology Corporation
                                                        (since 1979, technology);
                                                        Chartered Semiconductor
                                                        Manufacturing Ltd. (since
                                                        1998, Singapore); Titan
                                                        Corporation (electronics,
                                                        since 1995), Computer
                                                        Associates International,
                                                        Inc. (since 2002) (software
                                                        company); Director (since
                                                        1999) of First Financial
                                                        Fund, Inc. and Director
                                                        (since April 1999) of The
                                                        High Yield Plus Fund, Inc.

                       Robin B. Smith (63)              Director of BellSouth
                                                        Corporation (since 1992).

    32                                                                    33

Prudential Real Estate Securities Fund    www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                Term of Office***
                                                            Position              and Length of
                       Name, Address** and Age              With Fund              Time Served
                       ---------------------------------------------------------------------------
                       Stephen Stoneburn (59)               Trustee                 since 2001

                       Clay T. Whitehead (64)               Trustee                 since 1997
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                 During Past Five Years                 Trustee
                       ------------------------------------------------------------------------------------------
                       Stephen Stoneburn (59)           President and Chief Executive Officer           75
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995-June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993-1995)
                                                        of Cowles Business Media and Senior
                                                        Vice President of Fairchild
                                                        Publications, Inc. (1975-1989).

                       Clay T. Whitehead (64)           President (since 1983) of National              94
                                                        Exchange Inc. (new business
                                                        development firm).


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       ------------------------------------------------------------
                       Stephen Stoneburn (59)                        --

                       Clay T. Whitehead (64)           Director (since 2000) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 2000) of
                                                        The High Yield Plus Fund,
                                                        Inc.

       Interested Trustees1

                                                                                Term of Office***
                                                            Position              and Length of
                       Name, Address** and Age              With Fund              Time Served
                       ---------------------------------------------------------------------------
                       *Robert F. Gunia (56)                Trustee and             since 1997
                                                            Vice President
                                                                                                     Number of
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                 During Past Five Years                 Trustee
                       -------------------------------------------------------------------------------------------
                       *Robert F. Gunia (56)            Executive Vice President and Chief              116
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (PSI); formerly Chief Administrative
                                                        Officer (July 1989-September 1996),
                                                        Director (January 1989-September
                                                        1996) and Executive Vice President,
                                                        Treasurer and Chief Financial Officer
                                                        (June 1987-December 1996) of
                                                        Prudential Mutual Fund Management,
                                                        Inc. (PMF).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       --------------------------------------------------------------
                       *Robert F. Gunia (56)            Vice President and Director
                                                        (since May 1989) and
                                                        Treasurer (since 1999) of
                                                        The Asia Pacific Fund, Inc.

    34                                                                    35

Prudential Real Estate Securities Fund    www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                Term of Office***
                                                            Position              and Length of
                       Name, Address** and Age              With Fund              Time Served
                       ---------------------------------------------------------------------------
                       *Judy A. Rice (55)                   Trustee and             since 2001
                                                            President
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                 During Past Five Years                 Trustee
                       ------------------------------------------------------------------------------------------
                       *Judy A. Rice (55)               President, Chief Executive Officer,             98
                                                        Chief Operating Officer and
                                                        Officer-in-Charge (since 2003) of PI;
                                                        formerly various positions to Senior
                                                        Vice President (1992-1999) of PSI;
                                                        and various positions to Managing
                                                        Director (1975-1992) of Salomon Smith
                                                        Barney; Member of Board of Governors
                                                        of the Money Management Institute.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -----------------------------------------------------------
                       *Judy A. Rice (55)                            --

      Information pertaining to the Officers of the Fund who are not the Trustees is set forth below.

      Officers

                                                                                Term of Office***
                                                            Position              and Length of
                       Name, Address** and Age              With Fund              Time Served
                       ---------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and           since 1997
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Jonathan D. Shain (44)               Secretary               since 2001

                                                                Principal Occupations
                       Name, Address** and Age                 During Past Five Years
                       ---------------------------------------------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of PSI.

                       Jonathan D. Shain (44)           Vice President and Corporate Counsel
                                                        (since August 1998) of Prudential;
                                                        formerly Attorney with Fleet Bank,
                                                        N.A. (January 1997-July 1988) and
                                                        Associate Counsel (August
                                                        1994-January 1997) of New York Life
                                                        Insurance Company.

    36                                                                    37

Prudential Real Estate Securities Fund   www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                Term of Office***
                                                            Position              and Length of
                       Name, Address** and Age              With Fund              Time Served
                       ---------------------------------------------------------------------------
                       Marguerite E.H. Morrison (47)        Assistant               Since 2002
                                                            Secretary

                       Maryanne Ryan (38)                   Anti-Money              Since 2002
                                                            Laundering
                                                            Compliance
                                                            Officer
                                                                Principal Occupations
                       Name, Address** and Age                 During Past Five Years
                       -----------------------------------------------------------------------
                       Marguerite E.H. Morrison (47)    Vice President and Chief Legal
                                                        Officer--Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996-February 2001)
                                                        of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987-September 1996) of PSI.

                       Maryanne Ryan (38)               Vice President, Prudential (since
                                                        November 1998), First Vice President,
                                                        PSI (March 1997-May 1998).

------------------

    1 Effective April 23, 2003 Nancy H. Teeters assumed the position of Trustee
      Emeritus and David R. Odenath, Jr. resigned as Trustee of the Fund.
    * 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustees and/or Officer.
 **** This column includes only directorships of companies required to register, or file reports with the Commission under the Securities and Exchange Act of 1934
      (i.e., 'public companies') or other investment companies registered under the
      1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    38                                                                    39

Prudential Real Estate Securities Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                      www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Prudential Real Estate Securities Fund

Class A    Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 3/31/03

                           One Year    Since Inception
With Sales Charge           -2.85%         1.81%
Without Sales Charge         2.27%         2.88%

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Real Estate Securities Fund (Class A shares) with a similar investment in the S&P 500 Index and the Wilshire REIT Index by portraying the initial account values at the commencement of operations of Class A shares (May 5, 1998) and the account values at the end of the current fiscal year (March 31, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually, the returns would have been lower. The returns on investment in the graph and the returns in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500
Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. The Wilshire REIT Index is an unmanaged, market capitalization-weighted index comprising publicly-traded REITs. The index returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The index returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                        www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 3/31/03

                        One Year    Since Inception
With Sales Charge        -3.47%          1.92%
Without Sales Charge      1.47%          2.11%

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Real Estate Securities Fund (Class B shares) with a similar investment in the S&P 500 Index and the Wilshire REIT Index by portraying the initial account values at the commencement of operations of Class B shares (May 5, 1998) and the account values at the end of the current fiscal year (March 31, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable CDSC was deducted from the value of the investment in Class B shares, assuming full redemption on March 31, 2003;
(b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns on investment in the graph and the returns in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
Wilshire REIT Index is an unmanaged, market capitalization-weighted index comprising publicly-traded REITs. The index returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The index returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Real Estate Securities Fund

Class C    Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 3/31/03

                           One Year    Since Inception
With Sales Charge           -0.53%         1.90%
Without Sales Charge        1.47%          2.11%

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Real Estate Securities Fund (Class C shares) with a similar investment in the S&P 500 Index and the Wilshire REIT Index by portraying the initial account values at the commencement of operations of Class C shares (May 5, 1998) and the account values at the end of the current fiscal year (March 31, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class
C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on March 31, 2003; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The returns on investment in the graph and the returns in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
Wilshire REIT Index is an unmanaged, market capitalization-weighted index comprising publicly-traded REITs. The index returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The index returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                       www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 3/31/03

           One Year    Since Inception
             2.52%         3.15%

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Real Estate Securities Fund (Class Z shares) with a similar investment in the S&P 500 Index and the Wilshire REIT Index by portraying the initial account values at the commencement of operations of Class Z shares (May 5, 1998) and the account values at the end of the current fiscal year (March 31, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The returns on investment in the graph and the returns in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
Wilshire REIT Index is an unmanaged, market capitalization-weighted index comprising publicly-traded REITs. The index returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund or taxes. The index returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
Judy A. Rice
Robin B. Smith
Steven Stoneburn
Clay T. Whitehead

OFFICERS
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Fund Symbols    Nasdaq     CUSIP
------------    ------     ----
Class A         PURAX    74436U102
Class B         PURBX    74436U201
Class C         --       74436U300
Class Z         --       74436U409

MF182E    IFS-A080021